The New Face of Coal Davenport Metals & Mining Symposium Kevin Crutchfield, Executive Vice President September 13, 2006

> Who we are > Performance momentum > Future growth - where will it come from? > Evolution of Central App > Current market dynamics > Summary

Statements in this presentation which are not statements of historical fact are "forward-looking statements" within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, Alpha Natural Resources at the time this presentation was made. Although Alpha Natural Resources believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed under the caption "Risk Factors" in the company's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in other materials filed by the company from time to time with the Securities and Exchange Commission. This presentation contains certain non-GAAP financial measures. A reconciliation to the most directly comparable GAAP measures is provided at the end of this presentation. Forward-looking information

Growth, scale and flexibility Entrepreneurial culture focused on growth 8 acquisitions in 31/2 years; nearly 40% sales growth since 2003 Diverse operations mitigate production risk Network of 67 mines feeding 11 prep plants; no mine >10% of production Exclusively room & pillar underground; common equipment spreads Increased balance in surface-to-underground mix Largest U.S. supplier of metallurgical coal to the steel industry #1 in sales, #1 exporter; capable of supplying all three ranks (vol) Reputation for quality & reliability due to multiple mine sources & blending High quality reserves that earn premium pricing 84% low sulfur coal, 91% high Btu Leasing reserves as needed reduces carrying costs of idle assets Over 90% union-free and low legacy liabilities Flexible workforce, not exposed to upcoming labor negotiations Alpha: Who we are

Alpha's production profile 2005 Coal Sales by Type Other 62 Metallurgical Steam 37% 63% 2005 Coal Sales by Source Mine-level purchases 1.5 Contractor production 2.7 Alpha mines 16.4 Alpha Coal Sales purchases 6.3 23% 61% 10% Alpha mines Purchased brokerage coal Contractor Production Mine-level purchases 6% 2005 Production by Region Other 72 Northern App Central App 72% 28% Alpha: Who we are

History of steadily improving results 2003 2004 2005 rev 694.6 1079.7 1414.5 $694.6 $1,079.7 $1,414.5 2003 2004 2005 income 2.3 20 21.2 46.4 Coal Sales Revenues millions of $ millions of $ Net Income $2.3 $20.0 $67.6 2003 2004 2005 cash flow 54.1 106.8 149.6 Operating Cash Flow millions of $ $54.1 $106.8 $149.6 (1) See slide at end of presentation for reconciliation of both EBITDA, as adjusted, and EBITDA, as adjusted and excluding IPO-related stock compensation charges, to net income $46.4 $21.2 2003 2004 2005 ebitda 47.7 119.3 143.2 41 EBITDA, as adjusted1 $184.2 $47.7 $119.3 $39.0 $145.2 millions of $ IPO-related stock-based compensation charge Performance momentum

Results continue to improve in 2006 Coal revenues $ 860.9 $ 637.2 +35% Tons sold (millions) 14.6 12.2 +19% EBITDA 1 157.2 56.8 +177% EBITDA (excluding charges for IPO- related stock based compensation) 1 163.6 89.1 +84% Net income 50.3 0.6 NM Net income (excluding charges for IPO- related stock based compensation) 56.7 38.6 +47% Diluted e.p.s. $0.79 $0.01 NM Diluted e.p.s. (excluding charges for IPO- related stock based compensation) $0.89 $0.65 +37% First-Half Performance 2006 2005 (in millions of $ except e.p.s & tons sold; 2005 includes discontinued ops) (1) EBITDA is a non-GAAP performance measure. See slide at end of presentation for reconciliation of EBITDA to net income. EBITDA for first half of 2006 is adjusted to include minority interest. Performance momentum Change

Managing costs by optimizing mix 2004 2005 6 Mos. 2006 Deep 13013 12420 6348 Surface 2302 4007 4262 Contractor 3335 2703 1266 Mine purchases 1014 1472 812 Performance momentum 2004 2005 6 Mos. 2006 60% 66% 50% 34% 20% 12% 13% 10% 17% 6% 7% 5% Produced & Processed Tons, by Source

2004 2005 1st 6 Mos. '06 Cost of coal sales / ton 36.34 44.35 46.38 Focused on maximizing margins Alpha mines: $41.57 Contract mines: $53.18 Purchased coal: $62.27 $42.63 $52.98 $59.04 average realized price / ton Performance momentum

Focused on maximizing margins Performance momentum A B C D E F G CAPP Producers Other/Diversified Producers ANR Margin per Ton, Major Public Coal Companies Source: Company filings

Future growth - where will it come from? Transformational acquisitions Development of downstream businesses / bundled services Acquisition of strategic non-coal businesses Bolt-on acquisitions Future growth - where will it come from?

Bundled services : Becoming essential to the customer Future growth - where will it come from? Managing customer feedstock "inside the fence" at Pennsylvania power station. "Inside the fence" - Manage feedstock & inventory Supply multiple fuels (i.e., coal & gas) Supply materials & fuels (i.e., coal, gas & limestone)

Acquisitions : Alpha's initial criteria Complements existing businesses Union free, low legacy liabilities High value reserves Disciplined approach - all deals evaluated on DCF basis Future growth - where will it come from? Bolt - on Transformative

Proven track record: recent acquisitions Callaway - production, costs squarely on plan 2 mm tons produced in '06; production cost 17% below co. average Approx. 30mm tons of contiguous reserves now identified Exploration in 2007 to quantify Va. Energy resource potential New Coalfields Expressway project builds on road business competency in West Virginia Progress - assets quickly integrated 70mm tons of reserves add longevity to Ky. operations Rationalized some operations to reduce costs In process of developing mine plans & sales strip for 1.2-1.3mm tons/yr. from new Elkhorn mine Future growth - where will it come from?

CAPP producers face tough challenges Few reserves remain to support large mine development The "easy stuff" has been mined Average mine life declining Productivity has peaked Labor shortages & quality Tougher conditions Permitting costs & lead times New safety regulations Margins squeezed by rising costs Result : well-capitalized, flexible operators are best positioned to be consolidators. 1995 2005 East 272 279 287 278 263 263 269 249 230 221 232 1995 2005 CAPP Coal Production millions of tons SOURCE: Energy Information Administration Evolution of Central Appalachia

Reported recent shut-ins Massey Energy Ceasing production at Rockhouse (longwall); four underground sections idled PinnOak Cutbacks at Pinnacle, Green Ridge, Oak Grove mines Alpha Start up 1 new W. Va. mine rather than two Peabody Magnum shuts in 240,000 tons Dakota production Rationalization is likely to continue. Evolution of Central Appalachia

Alpha has the headroom - and the proven ability - to be the consolidator of choice Total F 3.8 C 3.2 B 2.6 A 2.3 0 D 2.1 ANR 1.9 E 0.7 H 0.3 Total Debt / LTM EBITDA Return on Invested Capital (ROIC) 0.4% 4.8% 4.8% 22.4% 21.7% 13.2% 12.5% 5.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% E ANR A D C B H F Note: As of 12/31/05 (except for H which is as of 9/30/05), using data from company press releases. ANR pro forma for Callaway acquisition. ROIC calculated as net income (adjusted to exclude nonrecurring items) plus after-tax interest expense (assumes normalized effective tax rate of 25%) divided by net debt plus minority interest plus shareholders' equity. Alpha ROIC calculated based on pro forma average for 2005. EBITDA is a non-GAAP measure, and is not calculated identically by all companies. See footnote in EBITDA reconciliation at end of this presentation. Evolution of Central Appalachia Major Public Coal Companies

Steam market dynamics Scrubbers - increasing agreement that coal sourcing will not be dictated solely by sulfur content 2006's moderate weather, inventory builds, improved rail shipments don't change the longer-term fundamentals and today's OTC price doesn't necessarily reflect long-term contract signings Imports now under pressure from higher ocean freight rates Current market dynamics

Scrubbers: It's not just a sulfur issue Utilities will consider more coal chemistry than just sulfur Fusion characteristics, slagging, chlorine & mercury will factor into sourcing decisions Location, location, location: competition will be fiercest along the River Pitt #8, ILB will gain share; PRB, CAPP will lose share Transportation considerations will play a significant role Railroads proficient in extracting 'economic rent' from low cost producers Railroads have major investments in place in the East Decisions on scrubbers will be an individual economic judgment Value of emission credits will approach cost of operating a scrubber Timing of scrubbers dictated by multiple factors Equipment & construction delays, costs will continue to push back many installations Scrubber manufacturers will impose performance guarantees Many utilities will have to average down their sulfur emissions Expectation Ramification Current market dynamics

Met market dynamics Customers taking their shipments, some accelerating Long-term supply agreements, new customer wins provide optimism going into 2007 Will met capacity additions really occur? Steel, coke news has been good in 2006 Current market dynamics

A major driver for steel: global investment in fixed assets 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 0.023 -0.005 -0.008 0.037 0.024 -0.05 0.006 0.139 0.16 0.102 SOURCE: World Steel Dynamics % Change in Fixed Asset Investment - World Ave. annual growth over 7 years: 0.04% Current market dynamics

Steel prices have strengthened around the world Changes in the met landscape U.S. W. Europe China World Export 4/1/2006 618 598 413 517 6/1/2006 675 605 464 610 Hot-Rolled Band (HRB) Price per Metric Tonne1 +9.2% +1.2%2 +15.4% +18.0% (1) U.S. price FOB mill; China & W. Europe price ex-works; World Export FOB price point-of-export (2) 1.2% change from May to June SOURCE: World Steel Dynamics SteelBenchmarker, June 14, 2006

Steel production enjoying a global resurgence Current coal market dynamics Jan. 06 Jul. 06 China 355 384 387 410 423 446 423 Ex-China 798 776 788 795 816 824 845 Seasonally Adjusted Annualized Crude Steel Production millions of metric tonnes Record High Source: World Steel Dynamics 798 mmt 845 mmt 355 mmt 425 mmt

Summary Alpha continues to perform well financially A leader in revenue & margin per ton due to unique business model Strategic shift in production mix is mitigating cost increases Alpha is better insulated from tremors than other CAPP producers Capable of shutting in high cost production, prolonging reserves & preserving margins Flexibility to buy & blend open-market coal with minimal incremental capital Alpha has the appetite to be aggressive in a distressed environment Financial capacity & appetite to do deals that satisfy our criteria; a vision for growth Proven track record of acquisitions & successful integration Alpha has a reputation as a reliable supplier of high quality coal Largest U.S. supplier of high revenue met coals Winning new customers, while established customers are adding business High sulfur basins will not hugely displace CAPP coal Rails will dictate sourcing and will take 'economic rent' from lowest cost producers Mercury, fusion & chlorine qualities tilt the balance to certain CAPP coals Summary

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Appendix: EBITDA Reconciliation (thousands of $; 2005 includes discontinued ops) NOTE: Alpha defines EBITDA as net income or loss plus interest expense, income taxes, and depreciation, depletion and amortization, less interest income. Management presents EBITDA as a supplemental measures of the company's performance and debt-service capacity that may be useful to securities analysts, investors and others. EBITDA is not, however, a measure of financial performance under GAAP and should not be considered as an alternative to net income, operating income or cash flow as determined in accordance with GAAP. Moreover, EBITDA is not calculated identically by all companies.